Exhibit 99.2

As Approved by the Boards of Directors

of Fifth Third Bancorp on March 14, 2016

and of Fifth Third Bank on March 14, 2016

CHARTER

OF THE

AUDIT JOINT COMMITTEE

OF THE

BOARDS OF DIRECTORS OF

FIFTH THIRD BANCORP

AND

FIFTH THIRD BANK

I.	AUTHORITY AND MEMBERSHIP

The Audit Joint Committee (the “Committee”) shall be a joint committee of the Boards of Directors of Fifth Third Bancorp (the “Corporation”) and of Fifth Third Bank, an Ohio banking corporation (the “Bank”).

A.	Appointment and Removal

The members of the Committee are appointed annually by the Boards of Directors of the Corporation and the Bank on the recommendation of the Nominating and Corporate Governance Committee of the Corporation.

The members shall serve until their successors are duly elected by the Boards of Directors of the Corporation and the Bank.

B.	Constitution of the Committee

The Committee shall be comprised of three or more directors of the Corporation. At least three members of the Committee must be directors of the Bank.

C.	Qualifications of Committee Members

Committee members must fully satisfy the independence and qualification requirements applicable to Nasdaq Global Select Market issuers or such other exchange or system upon which the Corporation’s securities are listed, quoted, and/or traded as well as any standards of independence or qualifications applicable to the Corporation and/or the Bank as prescribed by federal or state banking, securities, corporate, tax or other laws, rules, or regulations, including, without limitation, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and applicable rules and regulations thereunder.

No member of the Committee may be a “large customer” of the Bank as determined by the Board of Directors of the Bank pursuant to FDICIA and applicable rules and regulations thereunder.

No member of the Committee may be an “affiliated person” of the Corporation or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies or on the audit committee of any financial institution not affiliated with the Bank.

At least one member of the Committee shall be an “audit committee financial expert” as defined by the rules of the SEC, and all members of the Committee shall have a strong level of accounting or financial acumen and shall be able to read and understand fundamental financial statements at the time of their appointment to the Committee. At least two members of the Committee shall have “banking or related financial management expertise” as determined by the Board of Directors pursuant to FDICIA and applicable rules and regulations thereunder.

Director’s fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation or the Bank.

D.	Committee Leadership

The Chair of the Committee shall be appointed by the Board of Directors of the Corporation and shall preside at all meetings of the Committee at which he/she is present. In the absence of the Chair of the Committee, the Chair of the Committee may appoint one of the members of the Committee to preside at the meeting or one of the members present shall be chosen by the members of the Committee present to preside at the meeting.

E.	Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Committee. In the absence of a quorum, a majority of the members of the Committee present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that it is being adjourned.

F.	Authority Vested in the Committee

The Committee has the authority, to the extent it deems necessary or appropriate in its sole discretion, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation and/or the Bank to provide the Committee with the support of one or more Corporation and/or Bank employees to assist it in carrying out its duties. The Corporation and/or Bank shall provide for appropriate funding, as determined solely by the Committee, for payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, as well as compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for, respectively, the Corporation or the Bank and compensation to independent counsel or any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation and/or the Bank or the Corporation’s or Bank’s outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

In addition to the Corporation, the Committee is the audit committee for the Bank and has the responsibility, fiduciary duty and authority to oversee the management, financial statements and audit functions of the Bank. In that capacity, the Committee will receive official reports of management and the internal and external auditors regarding financial reporting, internal controls and other matters as discussed herein of the Bank as well as the Corporation.

The Committee will also perform the duties required by law to be performed by an audit committee for any other subsidiary bank of the Corporation that does not have its own audit committee and by a fiduciary audit committee for the Bank and any other subsidiary bank and non-bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

II.	PURPOSES OF THE COMMITTEE

The Committee’s primary purposes are to:

•	Oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

•	Provide assistance to the Corporation’s Board by monitoring:

1)	the integrity of the financial statements of the Corporation,

2)	the independent auditors’ qualifications and independence,

3)	the performance of the Corporation’s and its subsidiaries’ internal audit function and independent auditors,

4)	the Corporation’s system of internal controls, and

5)	the Corporation’s financial reporting and system of disclosure controls.

•	Provide assistance to the Bank’s Board by monitoring:

1)	the integrity of the financial statements of the Bank,

2)	the Bank’s system of internal controls,

3)	the Bank’s financial reporting, and

4)	the compliance by the Bank with applicable legal and regulatory requirements.

•	Prepare the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

III.	RESPONSIBILITIES OF THE COMMITTEE

A.	Charter Review

•	Review and reassess the adequacy of this Charter at least annually and recommend to the Board of Directors of the Corporation any proposed changes to this Charter.

•	Publicly disclose the Charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation, and in all events post such Charter and amendments to the Corporation’s website.

B.	Oversight of Independent and Internal Auditors

•	The Committee is also responsible for the appointment, compensation, and oversight of the work of the Corporation’s internal audit department, including the senior internal audit executive. The senior internal audit executive shall functionally report to the Committee and shall administratively report to the Corporation’s Chief Executive Officer. The Committee is responsible for identifying and approving the specific responsibilities of the senior internal audit executive.

C.	Corporation Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits.

•	Review and discuss with management, the Corporation’s Disclosure Committee and the independent auditors the Corporation’s quarterly financial statements and its Form 10-Q (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, the results of the independent auditors’ reviews of the quarterly financial statements, and determine whether the quarterly financial statements should be included in the Corporation’s Form 10-Q.

•	Review and discuss with management, the Corporation’s Disclosure Committee and the independent auditors the Corporation’s annual audited financial statements and its Form 10-K (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

•

Review and discuss with management, the Corporation’s Disclosure Committee and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released (including the use of “pro forma” or “adjusted” non-GAAP information and all related reconciliations to GAAP information) and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences.

•	Review and discuss with the Corporation’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports.

•	Discuss with management, the Corporation’s Disclosure Committee and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Corporation’s financial statements.

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Corporation’s financial statements, conditions or results and any necessary disclosures related thereto.

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 90, Audit Committee Communications.

•	Ensure that the Corporation’s independent auditors report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors.

•	Ensure that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management.

•	Discuss with the Corporation’s independent auditors, internal auditors, and management (including the Corporation’s Disclosure Committee) their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures.

•	Assess whether management is resolving any significant internal control weaknesses diligently.

•	Discuss with the Corporation’s independent auditors, internal auditors and management (including the Corporation’s Disclosure Committee), as appropriate, the Corporation’s FDICIA internal controls report and the attestation of the Corporation’s independent auditors to the same.

•	Discuss with the Corporation’s independent auditors, internal auditors and management (including the Corporation’s Disclosure Committee), as appropriate, any significant weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies.

•	Monitor the Corporation’s progress in promptly addressing and correcting any significant identified weaknesses or deficiencies in financial reporting, internal controls or related matters.

•	Receive periodic reports from the independent auditors and appropriate officers of the corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation.

•	Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation’s subsidiaries.

D.	Bank Financial Reporting / Internal Controls

•	Review, discuss with management (and, if deemed necessary, the internal and external auditors) and approve the Bank’s financial statements, any reports required by the Bank’s State of incorporation, and the Bank’s representations made to the Corporation regarding the same.

•	Discuss with management (and, if deemed necessary, the internal and external auditors) significant financial reporting issues and significant accounting policies and judgments made in connection with the preparation of the Bank’s financial statements and call reports, including any significant changes in the Bank’s selection or application of accounting principles.

•	Discuss with management and the internal auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Bank’s financial statements and any necessary disclosures related thereto.

•	Review all material written communication between the independent auditors and Bank management.

•	Discuss with the Bank’s internal auditors and management their assessments of the adequacy of the Bank’s internal controls, including an assessment of whether management is diligently resolving any internal control weaknesses.

•	Review with management and the independent auditors the basis for the reports, if any, required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2 (a) and (b) and Sections 363.3 (a) and (b), respectively.

•	Discuss with the Bank’s internal auditors and management any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and management’s proposals for rectifying such weaknesses or deficiencies.

•	Monitor the Bank’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters.

•	Discuss with management, the Joint Risk and Compliance Committee and the internal auditors the Bank’s compliance with applicable laws and regulations and from time to time advise the Bank’s Board of Directors with respect to the same.

•	Work with the joint Regulatory Oversight Committee of the Board of Directors to ensure that any and all audit related deficiencies identified in any audit, Supervisory Issue or Order are properly addressed and that the Audit Committee is informed of management’s progress in responding to any audit, Supervisory Issue or Order.

E.	Bank Trust Audit

•	Direct and oversee the annual fiduciary audit of the Bank’s trust and other fiduciary functions.

•	Receive and review reports of the internal audit department and management regarding the Bank’s controls for transaction, reputation, and compliance risks as they relate to the Bank’s fiduciary activities.

•	Perform any other duties required to be performed by a fiduciary audit committee for the Bank in the manner required by applicable laws and regulations.

F.	Independent Auditors

•	Hire, fire, compensate, and review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting). The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team.

•	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

1)	Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation;

2)	Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

3)	Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporation’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit.

•	Review and approve the independent annual audit plan as well as material changes thereto quarterly.

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Corporation which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Corporation Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the independent auditors’ audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation’s quarterly or annual reports required by Section 13(a) of the Exchange Act.

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time.

•	Recommend to the Corporation’s Board of Directors policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including in particular the prohibition on employment under Section 10A(1) of the Exchange Act as chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period.

•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency.

•	Ensure that the independent auditors have access to all necessary Corporation personnel, records or other resources.

G.	Internal Audit Function

•	Review and approve the internal audit department’s charter, as well as any material changes thereto annually. The Committee is also responsible for the appointment, compensation, and oversight of the work of the Corporation’s internal audit department, including the senior internal audit executive. The senior internal audit executive shall functionally report to the Committee and shall administratively report to the Corporation’s Chief Executive Officer. The Committee is responsible for identifying and approving the specific responsibilities of the senior internal audit executive.

•	Review and approve the internal audit department’s Audit Standards Manual and significant operating policies, as well as any material changes thereto annually.

•	Review and oversee the appointment, performance and replacement of the senior internal audit executive, as well as review and concur with the overall performance rating and compensation of the same annually.

•	Identify and approve the specific responsibilities of the senior internal audit executive to the Committee and the Corporation’s Chief Executive Officer, and receive and review annual reports from the senior internal audit executive on the consistency of actual practice with these specific responsibilities.

•	Review and approve the annual risk assessment, as well as material changes thereto quarterly.

•	Review and approve the internal annual audit plan, including significant cosourcing agreements, as well as any material changes to the internal audit plan quarterly.

•	Receive and review reports from the internal audit department regarding:

1)	execution of the internal audit plan quarterly;

2)	achievement of annual audit plan;

3)	issues that result in a less than satisfactory audit rating, along with management’s proposed corrective actions and the status of that corrective action at each meeting, until the issue is closed by the internal audit department;

4)	outstanding audit findings and/or issues by rating, as well as those which are past-due or have been re-aged, systemic issues which are pervasive or persistent across audits and over time, as well as trends in issues (volume, ratings, by line of business, etc);

5)	significant trends of risk exposures and control matters;

6)	significant governance issues that arise in the course of performing audits;

7)	any unwarranted restriction on access by internal auditors to all Corporation activities, records, property, and personnel;

8)	objective internal audit department performance metrics quarterly;

9)	departmental budget or financial information (annually for approval and updates quarterly);

10)	adequacy of financial and human resources;

11)	significant departmental initiatives ;

12)	significant staff training activities;

13)	results of internal and external quality assurance reviews;

14)	any potential fraud involving management or employees who are significantly involved in the internal controls of the Corporation as necessary;

15)	calls to the Corporation’s Ethics Line; and

16)	materials relative to significant industry, accounting, risk management or internal control matters that impact audit scope or emphasis.

•	Pre-approve instances where the internal audit department will act as a consultant or will participate in significant special projects or unscheduled activities that exceed 500 hours and receive and review reports of the senior internal audit executive on the nature and extent of such activities.

•	Ensure that the internal auditors have access to all necessary Corporation resources.

H.	Compliance Oversight

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure.

•	Establish procedures and require the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

•	Discuss with the Corporation’s General Counsel and Chief Risk Officer legal matters that may have a material impact on the financial statements and that may have an impact on the Corporation’s compliance policies.

I.	Subsidiaries of the Corporation

•	Review and approve all subsidiary bank audit committee charters and any material changes thereto annually.

•	Receive and review the minutes of all subsidiary bank audit committee meetings.

•	Receive and review special reports of subsidiary bank audit committees.

•	Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2 (a) and (b) and Sections 363.3 (a) and (b), respectively.

•	Perform the duties required to be performed by the fiduciary audit committee for any bank and non-bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

J.	Duties Outside the Committee’s Scope of Responsibility

•	The Committee’s job is one of oversight as set forth in this charter.

•	It is not the duty of the Committee to prepare the Corporation’s or the Bank’s financial statements, to plan or conduct audits, or to determine that the Corporation’s or the Bank’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Corporation’s and the Bank’s management are responsible for preparing such financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements.

•	It is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics.

K.	General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly.

•	On a regular basis, as appropriate, meet separately with management, the internal auditors, and with the independent auditors.

•	As appropriate, meet separately without management or with particular members of management only in executive session.

•	Report to the full Board of Directors on the Committee’s activities at each meeting of the Board of Directors of the Corporation and the Bank.

•	Maintain minutes or other records of the Committee’s meetings and activities.

•	Form and delegate authority to subcommittees or members when appropriate.

•	Annually review the performance of the Committee.

•	Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management, the Corporation’s Disclosure Committee, the internal auditors and the independent auditors as the Committee deems appropriate from time to time for improving such materials.

•	Prepare the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation and/or the Bank whom the Committee member reasonably believes to be reliable and competent in the matters presented.

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person.

•	Another committee of the Boards of Directors of the Corporation and/or Bank as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.